UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 15, 2007 (Date of earliest event reported)
ISCO International, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-22302 (Commission File Number)	36-3688459 (IRS Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, IL (Address of principal executive offices)		60007 (Zip Code)
847-391-9400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 10, John Thode tendered his resignation as ISCO International, Inc.'s ("ISCO") President and Chief Executive Officer ("CEO"). Mr. Thode will remain as CEO until approximately the end of October 2007. Mr. Thode will also remain as a member of ISCO's Board of Directors ("Board"), pending the consent of Mr. Thode's new firm.

Ralph Pini, ISCO's Chairman of the Board, will serve as ISCO's interim CEO upon Mr. Thode's departure and until the position can be permanently filled. ISCO indicated that a search process for a permanent CEO had begun.
Name	Age	Position with ISCO	Served as Director Since
Ralph Pini	55	Director	2004

Mr. Pini was elected to the board of directors of ISCO (the "Board") in 2004 and is currently Associate Dean at the University of Illinois, Chicago, and the former Senior Vice President and Chief Technology Officer, Personal Communications Sector, Motorola, Inc. He has spent twenty-eight years in the global wireless industry. During this period he has been with Motorola's Personal Communications Group, where he managed the global R&D organization and, prior to retirement, was the CTO for the group responsible for innovation, technology platforms, and advanced technologies. He has broad experiences across GSM, CDMA, and UMTS platforms. He received his MBA from Lake Forest Graduate School of Management, and both his MS in Electrical Engineering and his BS in Electrical and Computer Science from the University of Illinois, Chicago. Mr. Pini serves as Chairman of the Board's Corporate Governance Committee and is also a member of the Compensation Committee.

A copy of the press release issued in connection with the changes to the role of CEO is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

ISCO issued a press release regarding the signing of a letter of intent to acquire Clarity Communication Systems, Inc., a company founded and owned by an ISCO director (since 2003), Jim Fuentes. That same press release announced the changes to the CEO position. A copy of the press release announcing the events is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties. Because ISCO wants to provide investors with meaningful and useful information, this news release contains, and incorporates by reference, certain "forward-looking statements" that reflect ISCO's current expectations regarding the future results of operations, performance and achievements of ISCO. ISCO has tried, wherever possible, to identify these forward-looking statements by using words such as "anticipates," "believes," "estimates," "looks," "expects," "plans," "intends" and similar expressions. These statements reflect ISCO's current beliefs and are based on information currently available to it. Accordingly, these statements are subject to certain risks, uncertainties and contingencies, which could cause ISCO's actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These factors include, among others, the following: market acceptance of ISCO's technology; the spending patterns of wireless network operators in connection with the build out of 2.5G and 3G wireless systems; ISCO's ability to obtain financing in the future if necessary; ISCO's history of net losses and the lack of assurance that ISCO's earnings will be sufficient to cover fixed charges in the future; uncertainty about ISCO's ability to compete effectively against better capitalized competitors and to withstand downturns in its business or the economy generally; continued downward pressure on the prices charged for ISCO's products due to the competition of rival manufacturers of front-end systems for the wireless telecommunications market; the timing and receipt of customer orders; ISCO's ability to attract and retain key personnel; ISCO's ability to protect its intellectual property; the risks of foreign operations; the risks of legal proceedings; ISCO's ability to complete the proposed merger and successfully integrate the combined entity. A more complete description of these risks, uncertainties and assumptions is included in ISCO's filings with the Securities and Exchange Commission, including those described under the heading "Risk Factors" ISCO's Annual Report on Form 10-K filed by ISCO with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. ISCO undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed merger and the debt restructuring, the Company intends to file with the SEC a proxy statement and other relevant materials. The final proxy statement will be mailed to Company stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PROPOSED MERGER AND THE RESTRUCTURING. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by the Company by directing a request to ISCO International, Inc., 1001 Cambridge Drive, Elk Grove Village, IL 60007, Attn: Frank Cesario, Corporate Secretary.

Participants in the Proposed Merger Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the proposed merger and the debt restructuring. Information regarding the Company's directors and executive officers and their ownership of Company common stock is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 30, 2007 and its proxy statement for the 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2007. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of ISCO and its executive officers and directors in the proposed merger and the debt restructuring by reading the proxy statement regarding the proposed merger and the debt restructuring when it becomes available.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of ISCO International, Inc. dated October 15, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2007	ISCO INTERNATIONAL, INC. By: /s/ Frank J Cesario Frank J Cesario Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ISCO International, Inc. dated October 15, 2007